Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated September 17, 2020
to the
PMC Core Fixed Income Fund and
PMC Diversified Equity Fund (each a “Fund” and together, the “Funds”)
(each a series of Trust for Professional Managers)
Prospectus dated December 29, 2019, As Previously Supplemented

On September 9, 2020, the Board of Trustees (the “Board”) of the Trust approved an Amended and Restated Rule 18f-3 Multiple Class Plan for the Funds pursuant to which Advisor Class shareholders of the Funds may elect to convert their Advisor Class shares of a Fund into Institutional Class shares of the same Fund, subject to satisfying the minimum investment and eligibility requirements for Institutional Class shares, as described in the Funds’ Prospectus.

The disclosure in the section entitled “Shareholder Information – Exchanging Shares” on page 33 is amended to read as follows:

Exchanging or Converting Shares

Exchanging Shares. You may exchange all or a portion of your investment from one PMC Fund to the same share class of another PMC Fund in an identically registered account. Any new account established through an exchange will be subject to the minimum investment requirements described above under “How to Purchase Shares” unless the account qualifies for a waiver of the initial investment requirement. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable capital gain or loss.

Converting Shares. Share class conversions are based on the relevant NAVs of the applicable share classes at the time of the conversion. A share conversion within the same Fund will not result in capital gain or loss for federal income tax purposes. The Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

You generally may elect on a voluntary basis to convert your Advisor Class shares of a Fund into Institutional Class shares of the same Fund, subject to satisfying the minimum investment and eligibility requirements of Institutional Class shares.

Call the Funds (toll-free) at (866) PMC-7338 to learn more about exchanges and conversions.

Additionally, effective September 17, 2020, the disclosure in the section entitled “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation – Purchase and Sale of Funds Shares” on page 12 is replaced with the following:

You may purchase or redeem shares by mail, PMC Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail), or by telephone at (866) PMC-7338, on any day the New York Stock Exchange (“NYSE”) is open for trading. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial amount of investment in a Fund and exchanges into a Fund from another Fund in the PMC Funds family is $250 for Advisor Class shares and $1,000 for Institutional Class shares. Subsequent investments in a Fund and exchanges for all types of accounts may be made with a minimum investment of $50.

Please retain this Supplement with your Prospectus for future reference.